UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2014

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

6300 Bee Cave Road, Building Two, Suite 500 Austin, Texas 78746-5149
(Address of Principal Executive Offices including Zip Code)

(512) 433-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with meetings with potential investors, a copy of certain slides to be used in the related presentation materials is furnished as Exhibit 99.1 to this current report on Form 8-K. These slides may be used in presentations to investors from time to time in the future. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Slides for Company presentation materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2014	FORESTAR GROUP INC.

	By:	/s/ Christopher L. Nines
		Name:	Christopher L. Nines
		Title:	Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Slides for Company presentation materials